UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________
FORM 8-K
 ____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2019
  ____________________________________
BWX TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
 ____________________________________

Delaware	001-34658	80-0558025
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

800 Main Street, 4th Floor Lynchburg, Virginia		24504
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (980) 365-4300
 ____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BWXT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 18, 2019, the Board of Directors of BWX Technologies, Inc. (“BWXT,” “we” or “us”) appointed Leland D. Melvin to our Board of Directors as a Class I director with an initial term expiring at our annual meeting of shareholders in 2020. Mr. Melvin has also been appointed to the Governance Committee. Mr. Melvin will receive the non-executive director compensation as set forth under “Compensation of Directors” in our Definitive Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on March 29, 2019 and incorporated herein by reference. In addition, Mr. Melvin entered into the Company's standard form of director and officer indemnification agreement, a copy of which was filed with the SEC on August 5, 2015 as Exhibit 10.15 to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 and is incorporated herein in its entirety.

The Board of Directors made an affirmative determination that Mr. Melvin is an independent director under the New York Stock Exchange Listing Standards. Mr. Melvin does not have an interest in any transactions requiring disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between him and any other person pursuant to which has was appointed as a director.

A copy of the press release announcing Mr. Melvin’s appointment to the Board of Directors is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

10.1
Form of Director and Officer Indemnification Agreement entered into between the Company and each of its directors and selected officers effective July 1, 2015 (incorporated by reference to Exhibit 10.15 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 (File No. 1-34658)).

99.1	Press Release dated June 18, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BWX TECHNOLOGIES, INC.

By:	/s/ Jason S. Kerr
Jason S. Kerr
Vice President and Chief Accounting Officer
Date: June 18, 2019